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Exhibit 99(d)



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Lawrence S. Polan, as Chief Financial Officer of Nesco Industries, Inc. (the "Company") certify that:

         1. to the best of my knowledge, the Amendment No. 1 to the Company's Annual Report on Form 10-KSB for the fiscal year ended April 30, 2002, as filed with the United States Securities and Exchange Commission on August 19, 2002 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         2. to my knowledge, the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         This Certification is provided pursuant to, and only for the purposes set forth in, Section 906 of the Sarbanes-Oxley Act of 2002 and should not be relied upon for any other purpose.



         August 19, 2002                                 /s/ Lawrence S. Polan
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              Date                                             Signature

                                                         Chief Financial Officer
                                                         -----------------------
                                                                 Title